UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2025

Next Technology Holding Inc. (formerly known as “WeTrade Group Inc.”)
(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1376-7 Oba, Kasukabe City, Saitama Prefecture, Grandage 3, Takebashi 408

Japan 344-0021

+852 9054 9481

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, Mr. Lichen Dong tendered his resignation as a member of the Board of Directors, Chairman of the Board of Directors, and Chairman of the Nominating Committee of Next Technology Holding Inc. (the “Company”), effective December 10, 2025 (the “Resignation Date”). Mr. Dong’s resignation was not the result of any disagreement with the Company’s operations, policies or procedures.

In connection with Mr. Dong’s departure, on December 10, 2025, the Company and Mr. Dong entered into a Resignation and Release Agreement. Pursuant to the terms of the Resignation and Release Agreement, the Company will make a one-time cash payment in the amount of US$120,000 to Mr. Dong within 90 business days from the Resignation Date as a full and final settlement of all outstanding obligations between the Company and Mr. Dong. The Resignation and Release Agreement also includes mutual release of claim and non-disparagement covenants, and Mr. Dong remains subject to customary confidentiality obligations.

The foregoing summary of the Resignation and Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Resignation and Release Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Resignation and Release Agreement, dated December 10, 2025, between Next Technology Holding Inc. and Lichen Dong.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT TECHNOLOGY HOLDING INC.

Date: December 12, 2025	By:	/s/ Wei Hong Liu
	Name:	Wei Hong Liu
	Title:	CEO

2